UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2005

APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14316 (Commission File Number)	33-0488566 (I.R.S. Employer Identification Number)

26220 Enterprise Court Lake Forest, CA (Address of principal executive offices)	92630 (Zip Code)

Registrant’s telephone number: (949) 639-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition

On February 10, 2005, Apria Healthcare Group Inc. (“Apria”) issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit No. 99.1.

The information in this current report on Form 8-K is being furnished to the Commission and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01.       Other Events

On February 10, 2005, Apria also announced that its Board of Directors has established March 11, 2005 as the record date for its Annual Meeting of Stockholders, which will be held on April 20, 2005. The only scheduled item of business for the Annual Meeting will be the reelection of seven of its Directors. Two of the Company's current Directors, Ralph Whitworth, Chairman, and Beverly Benedict Thomas, have decided not to stand for reelection.

Item 9.01.       Financial Statements and Exhibits

(c)	Exhibits:
	Exhibit Number 99.1	Reference Press release issued by Apria on February 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
February 11, 2005	/s/ AMIN I. KHALIFA Amin I. Khalifa Executive Vice President and Chief Financial Officer